UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  May 21, 2008

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On May 28, 2008, the Company issued a press release announcing that the Company has signed long-term contracts to operate twelve new FlexRigs® for two exploration and production companies.  In addition, the Company also announced the acquisition of a small private firm, TerraVici Drilling Solutions, which is currently developing a patented rotary steerable system to enhance horizontal and directional drilling.  The transaction which closed May 21, 2008 includes a three part cash payment of up to $22 million, plus certain earn-out provisions based on future earnings.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

99.1	Helmerich & Payne, Inc. press release dated May 28, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: May 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Helmerich & Payne, Inc. press release dated May 28, 2008.